Offerings - Offering: 1	Apr. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 36,848,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,088.71
Offering Note	(1) The transaction value is calculated as the estimated aggregate maximum purchase price for preferred shares of beneficial interest of Eaton Vance Senior Income Trust (the “Fund”). Calculated as the aggregate maximum price to be paid for 1,504 shares in the offer (100% of the Fund’s total number of preferred shares outstanding as of March 31, 2026) based on a price of 98% of the liquidation preference of $25,000 per share (or $24,500 per share).

Calculated at $138.10 per $1,000,000 of the Transaction Value.